Consolidated Statements of Operations - USD ($)	12 Months Ended
	Jun. 30, 2016	Jun. 30, 2015
Revenues
Product sales	$ 2,342,347	$ 1,833,800
Royalties	15,413	205,439
Total revenues	2,357,760	2,039,239
Cost of revenues	1,326,036	1,418,495
Gross profit	1,031,724	620,744
Operating expenses
General and administrative	1,891,832	1,524,270
Sales and marketing	353,421	323,050
Total operating expenses	2,245,253	1,847,320
(Loss) income from operations	(1,213,529)	(1,226,576)
Other income (expense)
Interest expense	(569,237)	(381,981)
Other income		14,762
Net loss	$ (1,782,766)	$ (1,593,795)
Loss per common share - basic and diluted	$ (0.09)	$ (0.08)
Weighted average shares outstanding - basic and diluted	20,558,382	20,032,007